Fair Value of Stock Option and SAR Award Weighted-Average Assumptions (Detail) (USD $)	12 Months Ended
	Jun. 30, 2011 Year	Jun. 30, 2010 Year	Jun. 30, 2009 Year
Share based Compensation Arrangement by Share based Payment Award, Fair Value Assumptions, Method Used [Line Items]
Risk-free interest rate	1.50%	2.90%	3.20%
Expected life of award	5.2	5.3	4.9
Expected dividend yield of stock	1.50%	1.40%	1.30%
Expected volatility of stock	35.90%	34.50%	26.60%
Weighted-average fair value	$ 18.70	$ 15.77	$ 16.56